Exhibit 10.1

LIMITED WAIVER AND CONSENTAGREEMENT

This Limited Waiver and Consent Agreement (the “Agreement”), dated as of March 2, 2026, is by and between SRx Health Solutions Inc., a Delaware corporation (the “Company”), and the holder identified on the signature page hereto (the “Holder”).

R E C I T A L S

A. Reference is made to (i) that certain Securities Purchase Agreement, dated as of July 7, 2025 (the “July Securities Purchase Agreement”), by and among the Company and the investors signatory thereto (the “July Buyers”), pursuant to which, among other things, the Company issued to the July Buyers certain senior secured convertible notes of the Company, in the aggregate original principal amount of $7,650,000 (the “Existing Notes”), and certain warrants (the “July Warrants”), which are exercisable for shares of Common Stock (as defined in the July Securities Purchase Agreement) and (ii) that certain Securities Purchase Agreement, dated as of October 27, 2025 (the “October Securities Purchase Agreement”, and together with the July Securities Purchase Agreement, the “Existing Securities Purchase Agreements”), by and among the Company and the investors signatory thereto (the “October Buyers”, and collectively with the July Buyers, the “Existing Buyers”), pursuant to which, among other things, the Company agreed to sell and issue to the October Buyers, in one or more closings, certain shares of Series A Preferred Stock, $0.001 par value (the “Series A Preferred Stock”), of the Company (the “Existing Preferred Shares”), the terms of which are set forth in that certain certificate of designations for the such series of preferred stock (the “Existing Certificate of Designations”) and certain warrants (the “October Warrants”, and collectively with the July Warrants, the “Existing Warrants”), which are exercisable for shares of Common Stock. Capitalized terms used but not defined herein shall have the meaning set forth in the applicable Existing Securities Purchase Agreement.

B. The Company desires to enter into a securities purchase agreement (the “New Securities Purchase Agreement”) with certain accredited investors (the “New Buyers”), pursuant to which, among other things, the Company will sell and issue to the New Buyers, in one or more closings, certain shares (the “New Preferred Shares”) of a new series of convertible preferred stock of the Company designated as Series B Preferred Stock, $0.001 par value (the “Series B Preferred Stock”), the terms of which are set forth in the certificate of designation for such series of preferred stock (the “New Certificate of Designations”), and related warrants (the “New Warrants”, and collectively with the New Preferred Shares, the “New Securities”), which are exercisable for shares of Common Stock (collectively, the “New Offering”).

C. Pursuant to Section 4(o) of each Existing Securities Purchase Agreement, as applicable, the Holder has a right of participation in the New Offering and is entitled to certain notice rights (collectively, the “Participation Right”).

D. Pursuant to Section 2 of the Existing Certificate of Designations, the Required Holders (as defined in the Existing Certificate of Designations) may consent to the creation of Parity Stock (as defined in the Existing Certificate of Designations).

E. The Company desires that the Holder waive, in part (i) any term or condition of any Transaction Document (as defined in the Existing Securities Purchase Agreements, as applicable) (including, without limitation, the Existing Note, the Existing Certificate of Designations and the Existing Warrants) that would otherwise restrict or prohibit (x) the execution and delivery by the Company and the New Buyers of the Transaction Documents (as defined in the New Securities Purchase Agreement) and/or (y) the issuance of the New Securities pursuant to the New Securities Purchase Agreement or pursuant to the terms of the New Certificate of Designations or the New Warrants (collectively, the “New Transaction Waiver”) and (ii) the Participation Right, solely with respect to any Subsequent Placement effected on or after the Effective Date (as defined below) (including, without limitation, the New Offering)(the “Participation Right Waiver”, and together with the New Transaction Waiver, the “Limited Waivers”).

F. The Company desires that the Required Holders consent to the creation of Parity Stock, solely with respect to the Series B Preferred Stock, such that the Series B Preferred Stock is permitted to rank pari passu with the Series A Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (the “Parity Stock Consent”).

G. Concurrently herewith, the Company has requested that each other Existing Buyer (each, an “Other Holder”, and collectively, the “Other Holders”) enter into agreements in form and substance identical to this Agreement except for the payment of the Legal Fee Amount (as defined below) in accordance with Section 4 (each, an “Other Agreement”, and collectively, the “Other Agreements”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the Company and the Holder agree as follows:

A G R E E M E N T

1. Limited Waivers and Consent. The Holder (i) in its capacity as an Existing Buyer, hereby agrees to the Limited Waivers and (ii) in its capacity as a Required Holder, as applicable, hereby grants the Parity Stock Consent, and, upon the Company’s receipt of the Other Agreements from the Other Holders (the “Effective Date”), this Agreement shall be effective as of the date hereof.

2. Limitation of Waivers and Consent. The Limited Waivers and the Parity Stock Consent set forth herein constitute a one-time waiver and/or consent (as the case may be) and are limited to the matters expressly waived herein and should not be construed as an indication that the Holder would be willing to agree to any future modifications to, consent of, or waiver of any of the terms of any other agreement, instrument or security or any modifications to, consents of, or waiver of any default that may exist or occur thereunder.

3. Ratifications. Except as otherwise expressly provided herein, each of the Transaction Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

4. Fees and Expenses. Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except that the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company fees relating to or arising out of the transactions contemplated hereby.

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5. Miscellaneous.

5.1 Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement or any other Transaction Document are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Transaction Document or Other Agreement. Nothing contained herein or in any Other Agreement or any other Transaction Document, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement or any other Transaction Document and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement and any other Transaction Document. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, any Other Agreement or out of any other Transaction Documents, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

5.2 Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 5.2 shall apply similarly and equally to each Settlement Document.

5.3 Disclosure. On or before 9:00 a.m., New York City time, on the first (1st) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing any material non-public information the Company may have provided to the undersigned in relation to this Agreement or otherwise in the form required by the 1934 Act and attaching this Agreement as exhibits to such filing (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the undersigned shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents. In addition, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents on the one hand, and the undersigned or any of its affiliates on the other hand, has terminated as of the date hereof and is of no further force or effect. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any undersigned with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the undersigned. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to any undersigned without the undersigned’s consent, the Company hereby covenants and agrees that the undersigned shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the undersigned will rely on the foregoing representations in effecting transactions in securities of the Company.

5.4 Miscellaneous Provisions. Section 9 of the October Securities Purchase Agreements is hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SRX HEALTH SOLUTIONS INC.

By:
Name:	Carolina Martinez
Title:	Chief Financial Officer

[Signature Page to Limited Waiver Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HOLDER:

Entity Holder

Name of Entity:

By:
Name:
Title:

Individual Holder

By:
Name:

[Signature Page to Limited Waiver Agreement]